Exhibit 10.2
EXECUTION VERSION

THIRD AMENDMENT TO
CREDIT AGREEMENT

dated as of

April 1, 2008

among

BAKER HUGHES INCORPORATED,
as Borrower,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

and

The Lenders Party Hereto

J.P. MORGAN SECURITIES INC.
as Sole Lead Arranger and Sole Book Manager

THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of April 1, 2008, is among BAKER HUGHES INCORPORATED, a Delaware corporation, as the Borrower; JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
     A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 7, 2005 (as amended by that certain First Amendment to Credit Agreement dated June 7, 2006, as amended by that certain Second Amendment to Credit Agreement dated May 31, 2007, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans to and extensions of credit for the account of the Borrower.
     B. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Amendments to Section 1.01 — Definitions
          (a) The definition of “Credit Agreement” is hereby amended in its entirety to read as follows:
     “Credit Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, as the same may from time to time be amended, modified, restated, or replaced from time to time.
          (b) The definition of “Eligible Assignee” is hereby amended by deleting “a Default or” in the fourth line.
          (c) The definition of “Funded Indebtedness” is hereby amended in its entirety to read as follows:
     “Funded Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money (excluding from this clause (a) and clause (b) below intraday over advances and overnight overdrafts; provided that, such obligations are not outstanding for more than two (2) Business Days),

(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all Contingent Obligations of such Person with respect to Funded Indebtedness of another Person, (d) the principal portion of all obligations of such Person under (i) capital lease obligations and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, and after giving effect to any of the foregoing in this clause (d) to any third-party indemnification, and (e) all obligations of such Person with respect to Redeemable Preferred Stock. The Funded Indebtedness of any Person shall include the Funded Indebtedness of any partnership or unincorporated joint venture for which such Person is legally obligated. For the avoidance of doubt, Funded Indebtedness shall exclude any actual fair value adjustment arising from any interest rate swap transactions entered into in the ordinary course of business and not for investment or speculative purposes.
          (d) The definition of “Indebtedness” is hereby amended in its entirety to read as follows:
     “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money (excluding from this clause (a) and clause (b) below intraday over advances and overnight overdrafts; provided that, such obligations are not outstanding for more than two (2) Business Days), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations, other than intercompany items, of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Contingent Obligations of such Person, (g) the principal portion of all obligations of such Person under (i) capital lease obligations and (ii) any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product of such Person where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, and after giving effect in any of the foregoing in this clause (g) to any third-party indemnification, (h) all obligations of such Person with respect to Redeemable Preferred Stock, (i) the Swap Termination Value (including both debit and credit values) in respect of any Swap Contract of such Person and (j) the maximum amount of all bid, performance and standby letters of credit issued or bankers’ acceptances facilities created for the account of

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such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed). The Indebtedness of any Person shall include the Indebtedness of any partnership or unincorporated joint venture for which such Person is legally obligated.
          (e) The definition of “Third Amendment” is hereby added to Section 1.01 in proper alphabetic order which definition shall read as follows:
     “Third Amendment” means the Third Amendment to Credit Agreement dated as of April 1, 2008 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the Lenders party thereto.
     2.2 Amendment to Section 2.05. Section 2.05 is hereby amended by deleting “a Default or” in the thirteenth line.
     2.3 Amendment to Section 8.02. Section 8.02 is hereby amended by deleting “Default or” in the fourth line.
     2.4 Amendment to Article XI. Article XI is hereby amended by adding the following as Section 11.19:
     Section 11.19. No Fiduciary Duty. Each of the Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower. The Borrower agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Lenders and the Borrower, its stockholders or its Affiliates. The Borrower acknowledges and agrees that (i) the transactions contemplated by the Credit Documents are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower, on the other, (ii) in connection therewith and with the process leading to such transaction each of the Lenders is acting solely as a principal and not the agent or fiduciary of the Borrower, its management, stockholders, creditors or any other person, (iii) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender or any of its affiliates has advised or is currently advising the Borrower on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Credit Documents and (iv) the Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate. The Borrower further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, in connection with such transaction or the process leading thereto.
     Section 3. Conditions Precedent. This Third Amendment shall not become effective until the date (the “Effective Date”) on which (i) the Administrative Agent shall have received

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from the Required Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person and (ii) the Borrower shall deliver to the Administrative Agent a certificate of the Borrower (in sufficient copies for each Lender) signed by a Responsible Officer of the Borrower certifying that, (A) before and after giving effect to this Third Amendment, the representations and warranties contained in Article VI of the Credit Agreement made by it (other than those made in Section 6.08) are true and correct on and as of the execution date of this Third Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, (B) no Default exists or will exist as of the execution date of this Third Amendment, and (C) no Material Adverse Effect (except as may have arisen in connection with the matters covered in Section 6.08) has occurred since the date of the most recently filed Form 10-K or 10-Q through the execution date of this Third Amendment.
     Section 4. Miscellaneous.
     4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.
     4.2 Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued obligations under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) before and after giving effect to this Third Amendment, the representations and warranties contained in Article VI of the Credit Agreement made by it (other than those made in Section 6.08) are true and correct on and as of the execution date of this Third Amendment, except to the extent that such representations and warranties specifically refer to an earlier date and (ii) no Default exists or will exist as of the execution date of this Third Amendment and no Material Adverse Effect (except as may have arisen in connection with the matters covered in Section 6.08) has occurred since the date of the most recently filed Form 10-K or 10-Q through the date hereof.
     4.3 Loan Document. This Third Amendment is a “Credit Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
     4.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     4.5 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

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CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
     4.6 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BAKER HUGHES INCORPORATED

By:	/s/ Peter A. Ragauss
Name:	Peter A. Ragauss
Title:	Senior Vice President and Chief Financial Officer
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Kevin J. Utsey

Name:	Kevin J. Utsey
Title:	Vice President
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Kevin J. Utsey

Name:	Kevin J. Utsey
Title:	Vice President
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

BANK OF AMERICA, N.A., as Lender

By:	/s/ Shelley A. McGregor

Name:	Shelley A. McGregor
Title:	Senior Vice President
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

BARCLAYS BANK PLC, as Lender

By:	/s/ Sydney Dennis

Name:	Sydney Dennis
Title:	Director
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

CITIBANK, N.A., as Lender

By:	/s/ Amy Pincu

Name:	Amy Pincu
Title:	Vice President
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Linda Terry

Name:	Linda Terry
Title:	Vice President and Manager
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

ABN AMRO BANK N.V., as Lender

By:	/s/ Jim Moyes

Name:	Jim Moyes
Title:	Managing Director

By:	/s/ Liz Lary

Name:	Liz Lary
Title:	Director
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

THE BANK OF NEW YORK, as Lender

By:	/s/ Hussam S. Alsahlani

Name:	Hussam S. Alsahlani
Title:	Vice President
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans

Name:	Mary E. Evans
Title	Associate Director
Signature Page to Third Amendment to Baker Hughes Incorporated Credit Agreement